Supplement dated December 23, 2024,

to the Updating Summary Prospectus and Prospectus dated May 1, 2024 for Schwab OneSource Choice Variable Annuity contracts
issued by Empower Annuity Insurance Company of America

Variable Annuity-1 Series Account

Supplement dated December 23, 2024,

to the Updating Summary Prospectus and Prospectus dated May 1, 2024,

For Schwab Advisor Choice Variable Annuity contracts

Issued by Empower Annuity Insurance Company of America

Variable Annuity- 1 Series Account

Supplement dated December 23, 2024,

to the Updating Summary Prospectus and Prospectus dated May 1, 2024 for Schwab OneSource Choice Variable Annuity contracts
issued by Empower Life & Annuity Insurance Company of New York
Variable Annuity-1 Series Account of New York

Supplement dated December 23, 2024,

to the Updating Summary Prospectus and Prospectus dated May 1, 2024,

For Schwab Advisor Choice Variable Annuity contracts

Issued by Empower Life & Annuity Insurance Company of New York

Variable Annuity- 1 Series Account of New York

This Supplement amends certain information in your variable annuity contract (“Contract”) updating summary prospectus and prospectus (the “Prospectuses”). Please read this Supplement carefully and keep it with your Prospectus for future reference.

The Board of Trustees of the Goldman Sachs Variable Insurance Trust approved a plan to liquidate the Goldman Sachs Multi-Strategy Alternatives Portfolio (the “Fund”). It is anticipated that the liquidation will take place on or about April 11, 2025 (the “Liquidation Date”). As of that date, the Fund will no longer be available as a Sub-Account under the Contract. As a result, the Sub-Account (the “Goldman Sachs Multi-Strategy Alternatives Portfolio Sub-Account”) that invests in the Fund will also be liquidated. Existing Contract Owners may continue to purchase shares of the Fund until April 7, 2025.

Contract Value on the Date of Liquidation. If you have Annuity Account Value allocated to the Goldman Sachs Multi-Strategy Alternatives Portfolio Sub-Account as of 3:00 p.m. Central Time on April 11, 2025, Protective Life Insurance Company (“Protective”) will automatically transfer that Annuity Account Value to the Schwab® Government Money Market Portfolio™ (the “Money Market Sub-Account”). Following the transfer, you will receive a confirmation statement showing that the transfer has occurred, and the amount transferred. At or after 3:00 p.m. Central Time on April 7, 2025, Contributions and Annuity Account Value may no longer be allocated or transferred into the Goldman Sachs Multi-Strategy Alternatives Portfolio Sub-Account. Any request we receive at or after 3:00 p.m. Central Time on April 7, 2025, for the allocation of Contributions or Annuity Account Value to the Goldman Sachs Multi-Strategy Alternatives Portfolio Sub-Account will result in an allocation of such Contribution or Annuity Account Value to the Money Market Sub-Account.

Transfer Rights. Under your Contract, you are permitted to transfer Annuity Account Value among the Sub-Accounts (also referred to as “Investment Options”) currently available under your Contract. The currently available Sub-Accounts for your Contract can be located online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.”

You may transfer from Goldman Sachs Multi-Strategy Alternatives Portfolio Sub-Account to any other Sub-Account(s) from the date of this Supplement until the Liquidation Date without incurring a transfer fee or the transfer counting towards the number of free transfers permitted in any Contract Year. We will also not impose any transfer fee on any transfer from the Money Market Sub-Account after the Liquidation Date nor will we count any transfer out of the Money Market Sub-Account after the Liquidation Date for the purpose of determining how many free transfers may be permitted in any Contract Year.

We hope you find the enclosed information helpful. If you would like another copy of the current prospectus for any of the funds available under the Contract, including the Money Market Sub-Account, please call us at 800-838-0650. If you have any questions, please contact your financial representative, or call us. Fund prospectuses may also be found online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.” Please work with your financial representative to determine if your existing allocation instructions should be changed before or after the Liquidation Date. You can instruct us to transfer your Annuity Account Value from the Goldman Sachs Multi-Strategy Alternatives Portfolio and/or the Money Market Sub-Account to other available Sub-Accounts by calling us at 800-838-0650 or through the Internet at www.protective.com.